                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                           ----------------------------------


                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                          ----------------------------------


          Date of Report (Date of earliest event reported): February 1, 1999



                           AFFILIATED MANAGERS GROUP, INC.
                  (Exact name of Registrant as specified in charter)



          Delaware                        001-13459               043218510
(State or other jurisdiction      (Commission file number)      (IRS employer
      of incorporation)                                     identification no.)


                Two International Place, 23rd Floor, Boston, MA 02110
                 (Address of principal executive offices)  (Zip Code)

                                    (617) 747-3300
                 (Registrant's telephone number, including area code)

ITEM 5.  Other Events

        On November 27, 1997 Affiliated Managers Group, Inc. (the "Company") filed a Registration Statement on Form S-1 (including all amendments thereto, the "Registration Statement") under the Securities Act with respect to Common Stock offered for sale in the Company's initial public offering.

         The following description of the Company's Series C Non-Voting Stock (par value $.01) supplements the section "Description of Capital Stock" in the Registration Statement.

         SERIES C STOCK

         Holders of Series C Stock generally have the same rights and privileges as holders of Common Stock, except that holders of Series C Stock do not have any voting rights other than those which may be provided by applicable law. Each share of Series C Stock converts automatically into one share of Common Stock upon the earlier of March 20, 1999 or upon certain extraordinary events (subject to adjustment to reflect any dividend in Common Stock or Series C Stock); provided, that such conversion is not inconsistent with any regulation, rule or other requirement of any governmental authority applicable to such holder at such time.

ITEM 7.  Financial Statements

         Separate financial statements for certain of the Company's affiliates for periods prior to AMG's investment were included in the Registration Statement. The attached financial statements are for periods subsequent to those filed in the Registration Statement through the date of AMG's investment (not previously required in the Registration Statement).

         The Registration Statement, including the exhibits and schedules thereto, may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549 and at the following regional offices of the Commission: Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials may be obtained from the public referrals section of the Commission at its Washington address upon payment of the prescribed fees. The Company is required to file electronic versions of these documents with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") System. The electronically filed documents, which also include reports, proxy statements and other information, are maintained by the Commission and may be found at the World Wide Web site HTTP://WWW.SEC.GOV. The Common Stock has been approved for listing, subject to notice of issuance, on the NYSE. Certain reports, proxy statements and other information of listed companies can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                                       SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       AFFILIATED MANAGERS GROUP, INC.

                                       By: /s/ Darrell W. Crate
                                           ---------------------------
                                           Name:  Darrell W. Crate
                                           Title: Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer (and also
                                                  as Principal Financial and
                                                  Accounting Officer)


DATE: February 1, 1999

                 AFFILIATED MANAGERS GROUP, INC. AND AFFILIATES
                          INDEX TO FINANCIAL STATEMENTS


                                                                                                            Page
                                                                                                            ----

GEOCAPITAL CORPORATION
       Report of Independent Accountants.................................................................    F-2
       Statement of Financial Condition as of September 30, 1997.........................................    F-3
       Statements of Operations for the Year Ended September 30, 1997....................................    F-4
       Statement of Changes in Stockholders' Equity for the Year Ended
           September 30, 1997............................................................................    F-5
       Statement of Cash Flows for the Year Ended September 30, 1997.....................................    F-6
       Notes to Financial Statements.....................................................................    F-7

TWEEDY, BROWNE COMPANY L.P.
       Report of Independent Accountants.................................................................   F-11
       Statement of Financial Condition as of October 8, 1997............................................   F-12
       Statement of Operations for the Period January 1, 1997 through October 8, 1997....................   F-13
       Statement of Changes in Partners' Capital for the Period January 1, 1997
           through October 8, 1997.......................................................................   F-14
       Statements of Cash Flows for the Period January 1, 1997 through October 8, 1997...................   F-15
       Notes to Financial Statements.....................................................................   F-16

GOFEN AND GLOSSBERG, INC.
       Report of Independent Accountants.................................................................   F-22
       Statement of Financial Condition as of May 6, 1997................................................   F-23
       Statement of Operations for the Period January 1, 1997 to May 6, 1997.............................   F-24
       Statement of Changes in Shareholders' Equity for the Period January 1, 1997
           to May 6, 1997................................................................................   F-25
       Statement of Cash Flows for the Period January 1, 1997 to May 6, 1997.............................   F-26
       Notes to Financial Statements.....................................................................   F-27


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
GeoCapital Corporation

We have audited the accompanying statement of financial condition of GeoCapital Corporation (the "Company") as of September 30, 1997, and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GeoCapital Corporation as of September 30, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



/s/ Coopers & Lybrand L.L.P.
New York, New York
April 22, 1998

                             GEOCAPITAL CORPORATION

                        STATEMENT OF FINANCIAL CONDITION

                              SEPTEMBER 30, 1997




                                     ASSETS

Current assets:
  Cash and cash equivalents                                              $   417,419
  Investment advisory fees receivable                                      3,982,581
  Prepaid expenses                                                            38,983
                                                                         -----------
       Total current assets                                                4,438,983

Furniture and equipment, net                                                  93,103
Other assets                                                                  41,901
                                                                         -----------

      Total assets                                                       $ 4,573,987
                                                                         -----------
                                                                         -----------

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued liabilities                               $    18,930
  Investment advisory fees payable                                           229,652
  Professional fees payable                                                  206,160
  Performance based management fees payable - current                        620,788
                                                                         -----------
      Total current liabilities                                            1,075,530

Deferred taxes payable                                                       144,000
Performance based management fees payable - noncurrent                     1,128,567
                                                                         -----------
      Total liabilities                                                    2,348,097
                                                                         -----------
Commitments and contingencies (Note 5)

Stockholders' equity:
  Common stock - par value $1 per share, 100 shares
    authorized, issued and outstanding                                           100
  Additional paid-in capital                                                  90,000
  Retained earnings                                                        2,202,457
                                                                         -----------
                                                                           2,292,557
Less:  Treasury stock, at cost, 20 shares                                    (66,667)
                                                                         -----------
      Total stockholders' equity                                           2,225,890
                                                                         -----------

      Total liabilities and stockholders' equity                         $ 4,573,987
                                                                         -----------
                                                                         -----------


The accompanying notes are an integral part of these financial statements.

                            GEOCAPITAL CORPORATION

                           STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED SEPTEMBER 30, 1997





Revenue:
  Asset based management fees                                              $ 12,670,589
  Interest income                                                                11,146
                                                                           ------------
      Total revenue                                                          12,681,735
                                                                           ------------

Expenses:
  Performance based management fees expense                                     849,210
  Employee compensation and benefits                                          9,190,419
  Professional fees                                                           1,779,496
  Occupancy expense                                                             352,690
  Depreciation                                                                   34,088
  Insurance expense                                                              61,712
  Payroll and other taxes                                                       208,854
  Other                                                                         442,950
                                                                           ------------
      Total expenses                                                         12,919,419
                                                                           ------------

      Net loss before provision for income taxes                               (237,684)

Income tax provision:
  Current                                                                       131,400
  Deferred                                                                       13,571
                                                                           ------------
      Net  loss                                                            $   (382,655)
                                                                           ------------
                                                                           ------------


The accompanying notes are an integral part of these financial statements.

                             GEOCAPITAL CORPORATION

                   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                      FOR THE YEAR ENDED SEPTEMBER 30, 1997






                                       ADDITIONAL                                    TOTAL
                           COMMON       PAID-IN       RETAINED       TREASURY     STOCKHOLDERS'
                           STOCK        CAPITAL       EARNINGS        STOCK          EQUITY
                        ----------    -----------    ----------     ----------    -------------
Stockholders' equity,
  beginning of year     $       100   $      --     $ 2,585,112    $   (66,667)   $ 2,518,545


Capital contributions          --          90,000          --             --           90,000

Net loss                       --            --        (382,655)          --         (382,655)
                        -----------   -----------   -----------    -----------    -----------
Stockholders' equity,
  end of year           $       100   $    90,000   $ 2,202,457    $   (66,667)   $ 2,225,890
                        -----------   -----------   -----------    -----------    -----------
                        -----------   -----------   -----------    -----------    -----------




The accompanying notes are an integral part of these financial statements.

                             GEOCAPITAL CORPORATION

                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED SEPTEMBER 30, 1997



Reconciliation of net loss to net cash provided by operating activities:
  Net loss                                                                                     $(382,655)
                                                                                               ----------
  Adjustments to reconcile net loss to net cash provided by operating activities:
    Non-cash items included in net loss:
      Depreciation                                                                                34,088
      Deferred taxes                                                                              13,571
    Changes in assets and liabilities:
      Increase in investment advisory fees receivable                                           (761,267)
      Decrease in prepaid expenses                                                               152,763
      Decrease in other assets                                                                    43,153
      Decrease in accounts payable and accrued liabilities                                       (21,188)
      Increase in investment advisory fees payable                                               229,652
      Increase in professional fees payable                                                      206,160
      Increase in performance based management fees payable                                      740,029
                                                                                               ----------
           Total adjustments                                                                     636,961
                                                                                               ----------
           Net cash provided by operating activities                                             254,306
                                                                                               ----------

Cash flows from investing activities:
  Capital expenditures                                                                           (71,453)
                                                                                               ----------
            Net cash used in investing activities                                                (71,453)
                                                                                               ----------

Cash flows from financing activities:
  Capital contributions                                                                           90,000
                                                                                               ----------
            Net cash provided by financing activities                                             90,000
                                                                                               ----------
Increase in cash and cash equivalents                                                            272,853
Cash and cash equivalents, beginning of year                                                     144,566
                                                                                               ----------
Cash and cash equivalents, end of year                                                         $ 417,419
                                                                                               ----------
                                                                                               ----------
Cash paid during the year for:
  Taxes                                                                                        $  18,000
                                                                                               ----------
                                                                                               ----------


The accompanying notes are an integral part of these financial statements.

GEOCAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS



1.       NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES:

         NATURE OF BUSINESS

         GeoCapital Corporation (the "Company") is a Subchapter S Corporation incorporated under the laws of the State of Delaware and commenced operations on July 23, 1979.

         The Company's business is to provide investment advisory services to individuals, corporations, pension plans and non-profit organizations that are located nationwide. Generally, advisory clients are charged advisory fees based on a percentage of assets managed.



2.       SIGNIFICANT ACCOUNTING POLICIES:

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents includes cash in banks, on hand and invested in money market funds.

         REVENUE RECOGNITION

         The Company's revenue consists primarily of investment advisory fees. The majority of the investment advisory fees are billed on a quarterly basis at the beginning of the quarter and are recognized as earned on a monthly basis over the quarter. Performance based management fee revenue (expense) is recognized in accordance with the contractual formulae based upon the excess (shortfall) of the actual performance of the managed accounts in relation to a contractual benchmark amount.

         FURNITURE AND EQUIPMENT

         Furniture and equipment are stated at cost and are being depreciated over their estimated useful lives ranging from 5 to 7 years, using the straight-line method. Repairs and maintenance are expensed as incurred.

         INCOME TAXES

         Deferred taxes are recognized for the future tax consequences of the differences between the tax basis of the assets and liabilities and their reporting amounts at year end based on enacted tax rates applicable to the periods in which the differences are expected to affect taxable income. The principle source of deferred taxes relates to cash basis of accounting used for tax purposes. Income tax expense is the sum of the taxes currently payable for the year and the change during the period in deferred tax assets and liabilities.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

GEOCAPITAL CORPORATION

3.       FURNITURE AND EQUIPMENT:

         Furniture and equipment at September 30, 1997 are summarized as follows:





       Furniture and equipment                     $  144,312

       Less:  Accumulated depreciation                (51,209)
                                                   -----------
                                                   $   93,103
                                                   -----------
                                                   -----------





4.       PENSION PLAN:

         All of the Company's employees are eligible to participate in the Company's 401(k) Plan. The Company, at its discretion, can match a portion of employee contributions. The Company did not make a contribution to the 401(k) Plan for the year ended September 30, 1997.



5.       COMMINTMENTS AND CONTINGENCIES:

         The Company currently leases office space under a lease agreement that expires on November 29, 2000. Rent expense under the lease was $293,126 for the year ended September 30, 1997.

         The lease commitment provides for minimum annual rental payments as follows:


                        YEAR ENDING
                       SEPTEMBER 30,
                       --------------
                           1998                          $   220,000
                           1999                              220,000
                           2000                              220,000
                           2001                               35,712
                                                         -----------
                                                         $   695,712
                                                         -----------
                                                         -----------

GEOCAPITAL CORPORATION

6.       PERFORMANCE BASED MANAGEMENT FEE PAYABLE:

         The Company has a performance based investment management fee contract with a client that expires in June 30, 2001. During the year ended September 30, 1997, the Company incurred a performance based management fee expense of $849,210, as the managed account's performance was less than the contractual benchmark amount. Based upon the performance of the managed account to date, the Company is obligated under the contract at September 30, 1997 as follows:




 Current portion                                          $  620,788

 Non-current portion                                       1,128,567
                                                          ----------
    Total performance fee payable                         $1,749,355
                                                          ----------
                                                          ----------





In accordance with the performance contract, the Company's obligation is payable over 5 years and can be netted against future performance fees that are earned.

GEOCAPITAL CORPORATION

7.       CONCENTRATION OF CREDIT RISK:

         The Company maintains its cash balances in one major New York City bank. The balance in this account usually exceeds the insurance limit of the Federal Deposit Insurance Company. Six clients comprise a significant portion of the investment advisory fee receivable balance. The receivables from these six clients at September 30, 1997 were $1,810,505.


8.       SUBSEQUENT EVENTS:

         On September 30, 1997, the Company consummated a transaction pursuant to an Agreement and Plan of Reorganization (the "Plan") among the Company, its stockholders, Affiliated Managers Group, Inc. ("AMG"), a wholly-owned subsidiary of AMG and GeoCapital, L.L.C., a limited liability company of which the Company was manager member and majority owner (the "L.L.C."). Under the Plan, the Company merged with and into the wholly-owned subsidiary of AMG after the Company transferred substantially all of its assets, liabilities and operating business to the L.L.C. In return, the shareholders of the Company received cash and shares of preferred stock of AMG. This transaction is not reflected in the financial statements for the year ended September 30, 1997.

         Pursuant to the Plan, the existing stockholders of the Company agreed to indemnify the L.L.C. for any payments made under the Company's performance based fee contract (Note 6) for the performance of the managed account prior to consummation of the Plan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Tweedy, Browne Company L.P.

We have audited the accompanying statement of financial condition of Tweedy, Browne Company L.P. (the "Partnership") as of October 8, 1997, and the related statements of operations, changes in partners' capital, and cash flows for the period January 1, 1997 through October 8, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tweedy, Browne Company L.P. as of October 8, 1997, and the results of its operations and its cash flows for the period January 1, 1997 through October 8, 1997, in conformity with generally accepted accounting principles.



/s/Coopers & Lybrand L.L.P.
New York, New York
April 22, 1998

TWEEDY, BROWNE COMPANY L.P.

STATEMENT OF FINANCIAL CONDITION

OCTOBER 8, 1997



                                     ASSETS
Current assets:
   Cash and cash equivalents                                    $        632,495
   Investment advisory fees receivable                                 4,368,374
   Receivable from clearing broker                                        40,415
   Other current assets                                                  157,399
                                                                ----------------
         Total current assets                                          5,198,683
                                                                ----------------

Furniture, equipment and leasehold improvements, net                     639,666
Secured demand notes receivable (Note 5)                                 800,000
Other assets                                                              74,283
                                                                ----------------
         Total assets                                           $      6,712,632
                                                                ----------------
                                                                ----------------


                       LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
   Accounts payable and accrued liabilities                     $        357,877
   Accrued compensation                                                1,170,996
   Professional fees payable                                             451,404
   Investment advisory fee payable                                        11,993
   Due to partners                                                     2,192,409
                                                                ----------------
         Total current liabilities                                     4,184,679

Subordinated indebtedness (Note 5)                                       800,000
                                                                ----------------

         Total liabilities                                             4,984,679

Commitments and contingencies (Note 7)

Partners' capital                                                      1,727,953
                                                                ----------------
         Total liabilities and partners' capital                $      6,712,632
                                                                ----------------
                                                                ----------------


The accompanying notes are an integral part of these financial statements.

TWEEDY, BROWNE COMPANY L.P.

STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 1997 THROUGH OCTOBER 8, 1997


Revenue:
  Management fees                                                   $ 34,953,053
  Commissions                                                          2,444,410
                                                                    ------------
         Total revenue                                                37,397,463
                                                                    ------------

Expenses:
  Employee compensation and benefits                                   5,304,823
  NYC unincorporated business tax                                        795,670
  Commissions and clearing charges                                       991,526
  Depreciation and amortization                                          379,223
  Investment and other purchased services                                434,995
  Professional fees                                                      464,009
  Occupancy                                                              410,987
  Computer expenses                                                      598,342
  Telephone and postage                                                  301,310
  Marketing                                                              212,186
  Office expenses                                                        247,401
  Insurance                                                              206,107
  Mutual fund expenses                                                   184,133
  Other                                                                  207,017
                                                                    ------------
         Total expenses                                               10,737,729
                                                                    ------------
         Net income                                                 $ 26,659,734
                                                                    ------------
                                                                    ------------




The accompanying notes are an integral part of these financial statements.

TWEEDY, BROWNE COMPANY L.P.

STATEMENT OF CHANGES IN PARTNERS' CAPITAL

FOR THE PERIOD JANUARY 1, 1997 THROUGH OCTOBER 8, 1997





                                                LIMITED                    GENERAL
                                               PARTNERS                    PARTNERS             TOTAL
                                            ------------               -------------       --------------
Partners' capital, beginning of period      $  4,746,856               $   3,893,200       $    8,640,056

Partners' drawings                           (18,460,719)                (15,111,118)         (33,571,837)

Net income                                    14,662,854                  11,996,880           26,659,734
                                            ------------               -------------       --------------
Partners' capital, end of period            $    948,991               $     778,962       $    1,727,953
                                            ------------               -------------       --------------
                                            ------------               -------------       --------------


The accompanying notes are an integral part of these financial statements.

TWEEDY, BROWNE COMPANY L.P.

STATEMENT OF CASH FLOWS

FOR THE PERIOD JANUARY 1, 1997 THROUGH OCTOBER 8, 1997



Reconciliation of net income to net cash provided by operating activities:

  Net income                                                   $ 26,659,734
                                                              -------------
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                 379,223
      Changes in assets and liabilities:
        Increase in investment advisory fees receivable          (3,928,117)
        Decrease in receivable from clearing broker                 367,883
        Increase in other current assets                           (121,084)
        Increase in deposit with Internal Revenue Service          (672,859)
        Decrease in accounts payable and accrued liabilities        (32,846)
        Increase in accrued compensation                            442,898
        Increase in professional fees payable                       360,376
        Increase in investment advisory fees payable                191,527
                                                              -------------
           Total adjustments                                     (3,012,999)
                                                              -------------
Net cash provided by operating activities                        23,646,735
                                                              -------------
Cash flows from investing activities:
  Capital expenditures                                             (231,585)
  Expenditures for organizational costs                             (74,283)
                                                              -------------
           Net cash used in investing activities                   (305,868)
                                                              -------------
Cash flows from financing activities:
  Cash withdrawn by partners                                    (27,212,194)
                                                              -------------
           Net cash used in financing activities                (27,212,194)
                                                              -------------
Decrease in cash and cash equivalents                            (3,871,327)

Cash and cash equivalents, beginning of period                    4,503,822
                                                              -------------
Cash and cash equivalents, end of period                      $     632,495
                                                              -------------
                                                              -------------

Cash paid during the period for:
  NYC unincorporated business taxes                           $     915,000
                                                              -------------
                                                              -------------

Non-cash activity:
  In-kind withdrawal of assets by partners                    $   4,167,234
                                                              -------------
                                                              -------------



The accompanying notes are an integral part of these financial statements.

TWEEDY, BROWNE COMPANY L.P.

NOTES TO FINANCIAL STATEMENTS



1.    ORGANIZATION AND NATURE OF BUSINESS:

      Tweedy, Browne Company L.P. (the "Partnership") is a limited partnership organized in the state of Delaware, registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and an investment advisor, and is a member of the National Association of Securities Dealers ("NASD"). The Partnership consists of three general partners who are also limited partners and a limited partner who retired as a general partner in 1995. The Limited Partnership Agreement (the "Agreement") provides for allocation of net profits and net losses as of the end of each fiscal period, as defined, to the General Partners and the Limited Partners in proportion to their respective interests, as defined in the Agreement.

      The Partnership's headquarters are located in New York City. It also has a branch office in London, U.K. to conduct securities research in connection with foreign investments. All accounts are maintained in U.S. dollars.



2.    SIGNIFICANT ACCOUNTING POLICIES:

      CASH AND CASH EQUIVALENTS

      Cash and cash equivalents includes cash in banks, on hand and invested in money market funds.

      FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

      Furniture and equipment are stated at cost and are being depreciated over their estimated useful lives, ranging from 5 to 7 years, using the straight-line method or an accelerated method beginning in the year an item was placed in service. The difference between the accelerated method and the straight-line method is not material. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the leases.

      REVENUE RECOGNITION

      The Partnership's revenue consists primarily of investment advisory fees and brokerage commissions. The majority of the investment advisory fees from managed accounts are billed on a quarterly basis at the beginning of the quarter and are recognized as earned on a monthly basis over the quarter. Investment advisory fees from domestic regulated investment companies are billed and recorded on a monthly basis. Brokerage commissions are recorded on a trade date basis and are remitted by the clearing broker on a monthly basis after necessary offsets for clearing charges and execution costs.

      INCOME TAXES

      The Partnership is not subject to Federal or state income taxes. The partners are responsible for reporting their proportionate share of the Partnership's income on their individual returns. The Partnership is subject to New York City unincorporated business taxes. Until September 30, 1997, the Partnership maintained a refundable deposit with the Internal Revenue Service in accordance with Section 444 of the Internal Revenue Code as a condition of electing a fiscal

TWEEDY, BROWNE COMPANY L.P.

      year other than December 31. In anticipation of the conversion to a limited liability company (see Note 12) and a subsequent change in tax year to December 31, 1997, the Partnership distributed the aforementioned refundable deposit in-kind to its partners.

      ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.    RECEIVABLE FROM CLEARING BROKER:

      The Partnership is an introducing broker that clears its customer security transactions through Fleet Clearing Corporation on a fully disclosed basis. The Partnership pays its clearing broker a fixed ticket charge for clearing its transactions. At October 8, 1997, $40,415 is due from Fleet Clearing Corporation, consisting principally of commissions due on transactions after deductions for clearing and other execution charges.



4.    FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS:

      Furniture, equipment and leasehold improvements at October 8, 1997 are summarized as follows:


       Computer equipment                             $    1,016,853
       Furniture and fixtures                                536,366
       Leasehold improvements                                503,604
                                                      --------------
                                                           2,056,823
       Less:  Accumulated depreciation and
       amortization                                       (1,417,157)
                                                      ---------------
                                                      $      639,666
                                                      ---------------
                                                      ---------------


5.     SUBORDINATED INDEBTEDNESS:

      On July 1, 1989, the Partnership entered into a subordinated loan agreement with two of its general partners. In 1995, one of the general partners retired but continues as a limited partner and remains a party to the subordination agreement. The individuals each provided collateralized demand notes of $400,000 to the Partnership which call for interest at the rate of 6% per annum. These notes become due on September 30, 2006.

TWEEDY, BROWNE COMPANY L.P.

      The resulting liability for repayment of such notes is subordinated to all other claims of general creditors. The subordinated notes have been approved by the NASD and are available for computing net capital under the SEC's Uniform Net Capital Rule. To the extent that such debt is required for the Partnership's continued compliance with minimum net capital requirements, it may not be repaid. The subordinated notes are collateralized by marketable securities of the general partners having a market value at October 8, 1997 in excess of $7,000,000. Interest expense on the above subordinated indebtedness amounted to $37,032 for the period January 1, 1997 through October 8, 1997.



6.    PROFIT SHARING PLAN:

      The Partnership has a non-contributory profit sharing plan (the "Plan") that covers all eligible employees of the partnership. For the period January 1, 1997 through October 8, 1997, the Partnership contributed $319,186 to the Plan, none of which was payable by the Partnership at October 8, 1997.



7.    COMMITMENTS AND CONTINGENCIES:

      The Partnership currently leases office space in New York and London, U.K. under lease agreements expiring April 30, 1999 and April 17, 2005, respectively. With respect to the latter, either party has the right to terminate the lease by giving six months written notice before April 17, 2000. Rent expense under these leases was approximately $529,814 and $34,714, respectively, for the period January 1, 1997 through October 8, 1997.

      The lease commitments provide for minimum annual rental payments as follows:



       12-MONTH PERIOD                      NEW YORK                  LONDON,
       ENDING OCTOBER 8,                     CITY                       U.K.
    --------------------                 ------------              -------------
           1998                          $   528,000               $    36,318
           1999                              293,655                    36,318
           2000                                 -                       36,318
           2001                                 -                       36,318
           2002                                 -                       36,318
           2003 and thereafter                  -                       91,541
                                         -----------               -----------
                                         $   821,655               $   273,131
                                         -----------               -----------
                                         -----------               -----------



      These minimum rentals are subject to escalation or reduction based upon certain costs incurred by the landlord and, with respect to the London office, by real estate tax of approximately $14,450 per year for each year that the premise is actually occupied by the Partnership.

TWEEDY, BROWNE COMPANY L.P.

      The Partnership has entered into a sublease agreement under which it leases approximately 40% of the 7th floor area of the New York City office to a subtenant who pays rent to the Partnership based upon the percentage of square footage occupied to the total of the 7th floor square footage. Rent under this sublease will continue through April 30, 1999. For the period January 1, 1997 through October 8, 1997, rental income amounted to $135,348, and is included as a reduction of the aggregate rent expense. The Partnership is also subleasing a portion of its London office and received $10,337 for the period January 1, 1997 through October 8, 1997.



8.    RELATED PARTY TRANSACTIONS:

      In addition to commissions and investment advisory fees from unrelated customers, the Partnership receives investment advisory fees and commission income for securities brokerage services performed for two domestic investment partnerships wherein certain of the general partners of the Partnership are general partners and for four Passive Foreign Investment Companies wherein certain of the partners of the Partnership are stockholders and the Partnership is the investment advisor. For the period January 1, 1997 through October 8, 1997, such commissions and investment advisory fees amounted to $432,011, of which $16,646 was receivable at October 8, 1997.

      The Partnership has distribution agreements with Tweedy, Browne Fund Inc. as the exclusive sales agent for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund (the "Funds"). The Partnership is also the investment advisor for the Funds. The aforementioned partners of the Partnership are officers and/or directors of Tweedy, Browne Fund Inc. During the period January 1, 1997 through October 8, 1997, the Partnership earned investment advisory fees from the Funds of $15,510,998 and $3,953,726, respectively, of which $3,243,717 was receivable at October 8, 1997.



9.    DUE TO FORMER PARTNERS:

      In connection with the equity sale to AMG (see Note 12), the Partnership notified the NASD of its intention to distribute to its partners a substantial amount of its excess net capital, as defined by the Securities and Exchange Commission, prior to October 8, 1997. Net assets in the amount of $4,167,234, consisting of net management fees receivable of $1,956,425 and a deposit with the Internal Revenue Service of $2,210,809, were distributed in-kind and $2,192,409 is payable at October 8, 1997. These amounts are included in partners' drawings and reduced the respective capital accounts.

TWEEDY, BROWNE COMPANY L.P.

10.   NET CAPITAL REQUIREMENT:

      As a registered broker-dealer, the Partnership is subject to the Uniform Net Capital Rule 15c3-1 of the Securities and Exchange Commission. This rule prohibits a broker-dealer from engaging in securities transactions when its aggregate indebtedness exceeds 15 times its net capital as those terms are defined in the net capital rule. Rule 15c3-1 also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1. The Partnership computes its net capital under the aggregate indebtedness method permitted by the rule which requires the Partnership to maintain minimum net capital, as defined, equal to the greater of 6-2/3% of aggregate indebtedness, as defined, or $5,000. At September 30, 1997, the Partnership had net capital of $1,578,073, which was $1,285,194 in excess of its required net capital of $292,879. The Partnership's net capital ratio was 2.7859 to 1 at September 30, 1997.

      The Partnership is exempt from the provisions of SEC Rule 15c3-3 because it does not receive any funds or securities in connection with its activities as a broker or dealer, and does not otherwise hold funds or securities for, or owe money or securities to, customers.



11.   CONCENTRATION OF CREDIT RISK:

      The Partnership maintains its cash balances in two major New York City banks. The balances in these accounts usually exceed the insurance limits of the Federal Deposit Insurance Corporation. The Company is subject to credit risk should these financial institutions be unable to fulfill their obligations.

      The majority of the Partnership's brokerage transactions, and consequently the concentration of its credit exposure, is with broker-dealers, and other financial institutions. In the event counterparties do not fulfill their obligations, the Partnership may be exposed to credit risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. The Partnership seeks to control credit risk by monitoring credit limits and requiring collateral where appropriate.

TWEEDY, BROWNE COMPANY L.P.

12.   SUBSEQUENT EVENTS:

      On October 9, 1997, the Partnership converted from a Delaware limited partnership to a Delaware limited liability company. Immediately following this conversion the then existing members sold a majority equity interest in the limited liability company to a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"). Included in other assets are costs incurred in connection with organizing, structuring and planning for the newly formed limited liability company in the amount of $74,283.

REPORT OF INDEPENDENT ACCOUNTANTS


The Shareholders and Board of Directors
Gofen and Glossberg, Inc.

We have audited the accompanying statement of financial condition of Gofen and Glossberg, Inc. as of May 6, 1997, and the related statements of operations, changes in shareholders' equity and cash flows for the period January 1, 1997 to May 6, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gofen and Glossberg, Inc. as of May 6, 1997 and the results of its operations and cash flows for the period January 1, 1997 to May 6, 1997, in conformity with generally accepted accounting principles.



/s/Coopers & Lybrand L.L.P.
Chicago, Illinois
May 29, 1998

GOFEN AND GLOSSBERG, INC.


STATEMENT OF FINANCIAL CONDITION
MAY 6, 1997


                                             ASSETS

Current assets:
Cash and cash equivalents                                                                             $    1,030,246
Accounts receivable                                                                                          588,162
Shareholder notes receivable                                                                                 350,391
Prepaid expenses                                                                                              20,576
                                                                                                      --------------
                Total current assets                                                                       1,989,375

Property, equipment and leasehold improvements (net of
        accumulated depreciation and amortization
        of $1,179,729)                                                                                       505,808
                                                                                                      --------------
                Total assets                                                                          $    2,495,183
                                                                                                      --------------
                                                                                                      --------------

                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued liabilities                                                         $      350,966

     State taxes payable                                                                                     155,000
                                                                                                      --------------
                Total current liabilities                                                                    505,966

Deferred revenue                                                                                             861,000
Deferred rent abatement                                                                                       94,000
                                                                                                      --------------
                Total liabilities                                                                          1,460,966

Commitments and Contingencies (Note 4)

Shareholders' Equity:
     Common stock, no par or stated value; authorized 100,000
          shares; issued and outstanding 15,200 shares                                                        69,365
     Retained earnings                                                                                       964,852
                                                                                                      --------------
                Total shareholders' equity                                                                 1,034,217
                                                                                                      --------------
                Total liabilities and shareholders' equity                                            $    2,495,183
                                                                                                      --------------
                                                                                                      --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GOFEN AND GLOSSBERG, INC.


STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 1997 TO MAY 6, 1997



Revenues:
     Asset-based management fees                                                                        $      2,993,380
     Other                                                                                                        13,122
                                                                                                        ----------------
                Total revenues                                                                                 3,006,502
                                                                                                        ----------------

Expenses:
     Salaries and benefits                                                                                     1,221,701
     Incentive compensation and bonuses                                                                           84,000
     Investment and other purchased services                                                                      40,386
     Occupancy                                                                                                   177,853
     Depreciation and amortization                                                                                35,078
     Marketing                                                                                                    28,999
     Professional fees                                                                                           399,166
     Telephone and postage                                                                                        27,519
     Office supplies                                                                                              28,644
     State tax expense                                                                                           155,000
     Other                                                                                                        45,071
                                                                                                        ----------------
                Total expenses                                                                                 2,243,417
                                                                                                        ----------------
                Net income                                                                              $        763,085
                                                                                                        ----------------
                                                                                                        ----------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GOFEN AND GLOSSBERG, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE PERIOD JANUARY 1, 1997 TO MAY 6, 1997


                                                       COMMON       COMMON       RETAINED
                                                       SHARES       STOCK         EARNINGS         TOTAL
Balances,  December 31, 1996                           15,200      $ 69,365     $   436,767      $   506,132
Distribution                                                                       (235,000)        (235,000)
Net income                                                                          763,085          763,085
                                                       ------      --------     -----------      -----------
Balances, May 6, 1997                                  15,200      $ 69,365     $   964,852      $ 1,034,217
                                                       ------      --------     -----------      -----------
                                                       ------      --------     -----------      -----------




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GOFEN AND GLOSSBERG, INC.

STATEMENT OF CASH FLOWS
FOR THE PERIOD JANUARY 1, 1997 TO MAY 6, 1997


Cash flows from operating activities:
     Net income                                                                                       $   763,085
     Adjustments to reconcile net income to net cash
          provided by operating activities:
        Depreciation and amortization                                                                      35,078
        Changes in operating assets and liabilities:
          Increase in accounts receivable                                                                 (63,326)
          Decrease in prepaid expenses                                                                     12,536
          Increase in shareholder notes receivable                                                       (349,720)
          Increase in accounts payable and accrued liabilities                                            301,275
          Increase in state taxes payable                                                                 155,000
          Increase in deferred revenue                                                                    216,000
          Decrease in deferred rent abatement                                                             (56,000)
                                                                                                      -----------
                Net cash provided by operating activities                                               1,013,928
                                                                                                      -----------
Cash flows from investing activities:
     Purchases of property and equipment                                                                  (11,434)
                                                                                                      -----------
                Net cash used in investing activities                                                     (11,434)
                                                                                                      -----------
Cash flows from financing activities:
     Distribution to shareholders                                                                        (235,000)
                                                                                                      -----------
                Net cash used in financing activities                                                    (235,000)
                                                                                                      -----------
Net increase in cash and cash equivalents                                                                 767,494
Cash and cash equivalents at beginning of period                                                          262,752
                                                                                                      -----------
Cash and cash equivalents at end of period                                                            $ 1,030,246
                                                                                                      -----------
                                                                                                      -----------





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GOFEN AND GLOSSBERG, INC.


NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND BUSINESS

    Gofen and Glossberg, Inc., an Illinois corporation (the "Company"), provides asset management and investment advisory services to institutional investors and high net worth individuals located throughout the United States.



2.  SIGNIFICANT ACCOUNTING POLICIES

    CASH EQUIVALENTS

    For financial statement purposes, the Company considers interest-bearing cash and all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are stated at cost which approximates market value due to the short-term maturity of these investments.

    PROPERTY AND EQUIPMENT, DEPRECIATION AND AMORTIZATION

    Property and equipment are recorded at cost and depreciated principally on accelerated methods over the estimated useful lives of the related assets, generally five to seven years. Amortization on leasehold improvements is computed on a straight-line basis over the shorter of their estimated useful lives or the term of the lease. Maintenance and repairs are charged to expense when incurred.

    REVENUE RECOGNITION

    The Company's revenues are derived primarily from asset-based investment advisory fees. These fees are generally billed in advance and on a quarterly basis based on the amount of assets under management at the beginning of each quarter. The revenue is deferred and the income is recognized as earned during the quarter.

    INCOME TAXES

    No provision for income taxes is made in the accompanying financial statements since the Company, as a Subchapter S Corporation, is treated as a partnership for income tax purposes whereby the shareholders are responsible for recording their proportionate share of the Company's income in their tax returns.

GOFEN AND GLOSSBERG, INC.


NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.  SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:


       Office equipment                                  $      796,883
       Furniture and fixtures                                   494,956
       Leasehold improvements                                   393,698
                                                         ---------------
                                                              1,685,537
       Accumulated depreciation and amortization             (1,179,729)
                                                         --------------
                                                         $      505,808
                                                         --------------
                                                         --------------




4. COMMITMENTS AND CONTINGENCIES

    The Company leases its office facilities under an operating lease that expires in 2009. The Company accounts for this lease under Statement of Financial Accounting Standards No. 13, ACCOUNTING FOR LEASES whereby total minimum rental payments are recognized as rent expense on a straight-line basis over the term of the lease. Amounts charged to rent expense that are in excess of amounts required to be paid under the lease are carried on the statement of financial condition as a deferred credit.

    The lease also provides the Company with space improvement and redecorating credits. The Company's maximum available credits for space improvement and for redecorating are approximately $26,500 and $136,400, respectively, of which approximately $15,900 and $81,800, respectively, may be applied against the Company's future rental commitments. No credits have been utilized by the Company.

GOFEN AND GLOSSBERG, INC.

4.  COMMITMENTS AND CONTINGENCIES, CONTINUED

    Additional terms of the lease provide the Company with the option of extending the lease term for a five-year period commencing October 1, 2009 and the option of adding approximately 4,000 square feet to the lease effective October 1, 2000. Neither of these options have been exercised by the Company. Rent expense for the period January 1, 1997 to May 6, 1997 was $164,927, including real estate taxes and maintenance.

    At May 6, 1997, future minimum rentals for the above operating lease, which is subject to an escalation clause, are payable as follows:

              CALENDAR YEAR ENDING                               AMOUNT
                    1997                                      $     271,081
                    1998                                            418,816
                    1999                                            362,638
                    2000                                            189,743
                    2001                                            193,555
                Thereafter                                        1,636,851




  5.   BENEFIT PLANS

       The Company has a 401(K) retirement plan covering all eligible employees. Company contributions are made for each eligible participant based upon a percentage of wages subject to certain minimum and maximum limitations, as defined. The contributions for the period January 1 to May 6, 1997 were $75,000.

       The Company has an unfunded deferred compensation plan for key employees. In the event of death, disability or retirement, it is payable in 60 monthly installments of $4,167 each. The Company made no payments and had no existing obligations under the plan for the period January 1, 1997 to May 6, 1997.



 6.    SHAREHOLDERS' EQUITY

       A shareholders' agreement provides that the Company will purchase for book value, as defined, the outstanding shares of any shareholder in the event of death, disability or termination of service from the Company.

GOFEN AND GLOSSBERG, INC.

 7.    LOANS TO SHAREHOLDERS

       The Company made a distribution of $235,000 to its shareholders. Such Distribution was used by the shareholders to make certain capital contributions to a sucessor entity (see Note 8).


       The Company loaned $350,000 to shareholders of the Company on a non-interest bearing basis. The loans were repaid in full to the Company's successor Gofen and Glossberg L.L.C. (See Note 8).

  8.   SUBSEQUENT EVENT

       Effective at the close of business on April 28, 1997, the Company transferred substantially all of its assets and liabilities and made certain capital contributions to a successor, Gofen and Glossberg, L.L.C., (the "LLC") a newly established Delaware limited liability company. On May 6, 1997, Affiliated Managers Group, Inc. purchased the Company's interest in the LLC consisting of 55% of the LLC's membership points and 100% of the LLC's capital.

       Pursuant to the Agreement, the Company's lease and leaseholds along with certain rent abatements and buildout allowances, were transferred to a newly established affiliate entity, Suite 3000 Holdings, Inc., wholly owned by AMG.